UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2012

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32960	76-0662382
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

909 Fannin, Suite 1850

Houston, Texas, 77010

(Address of principal executive offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in GeoMet, Inc.’s (the “Company”) Current Report on Form 8-K filed on May 3, 2012, the Board of Directors of the Company (the “Board”) appointed William C. Rankin, as a new Board member and as its new President and Chief Executive Officer, and Tony Oviedo, as the Company’s Senior Vice President and Chief Financial Officer, Chief Accounting Officer and Controller, both as of April 30, 2012.

Each of Mr. Rankin and Mr. Oviedo has entered into an amended and restated employment agreement, effective May 14, 2012, that will replace his previous employment agreement.  In addition, Brett S. Camp, the Company’s Senior Vice President—Operations, has also entered into an employment agreement, effective May 14, 2012.

William C. Rankin

Mr. Rankin, 62, has served as Executive Vice President and Chief Financial Officer of the Company since 2000. Mr. Rankin has 41 years experience as an accountant and financial manager, including 35 years as a financial officer with publicly and privately owned energy companies. Mr. Rankin is a Certified Public Accountant and holds a Bachelors degree in Accounting from the University of Arkansas.  The Board, in reviewing and assessing Mr. Rankin’s contributions to the Board, determined that his previous role as the Company’s Executive Vice President and Chief Financial Officer and his new role as President and Chief Executive Officer, his financial acumen, his experience in the energy industry and his many years of experience with oil and natural gas exploration and production companies provide significant contributions to the Board.

Under the terms of his amended and restated employment agreement, Mr. Rankin will be paid an annual base salary of $320,000 with a target bonus of $192,000.  The actual amount of each annual bonus will be at the sole discretion of the Compensation Committee of the Board, which will consider both corporate performance and the achievement of individual performance objectives for each fiscal year.  In addition, Mr. Rankin was awarded 50,000 shares of restricted stock that will vest ratably over a three year period from the date of grant, May 14, 2012.  Mr. Rankin will continue to participate in the Company’s standard employee benefit programs, including medical, dental, life and disability insurance and participation in the Company’s retirement plan.  The employment agreement has a term of three years from its effective date and may be extended by written agreement of both the Company and Mr. Rankin.

If Mr. Rankin’s employment is involuntarily terminated by the Company for reasons other than cause, he will be entitled to twice his base annual salary, twice his target bonus and 18 months of COBRA coverage.

Tony Oviedo

Mr. Oviedo, 58, was the financial reporting manager for the Company from March 2006 through October 2007 and served as the Vice President, Chief Accounting Officer and Controller through April 2012. Mr. Oviedo has over 28 years energy experience with both private and public companies. Mr. Oviedo is a certified public accountant and holds a Bachelors degree in Business Administration with a concentration in accounting and tax from the University of Houston.

Under the terms of his amended and restated employment agreement, Mr. Oviedo will be paid an annual base salary of $240,000 with a target bonus of $120,000.  The actual amount of each annual bonus will be at the sole discretion of the Compensation Committee of the Board, which will consider both corporate performance and the achievement of individual performance objectives for each fiscal year.  .  In addition, Mr. Oviedo was awarded 50,000 shares of restricted stock that will vest ratably over a three year period from the date of grant, May 14, 2012.  Mr. Oviedo will continue to participate in the Company’s standard employee benefit programs, including medical, dental, life and disability insurance and participation in the Company’s retirement plan.  The employment agreement has a term of three years from its effective date and may be extended by written agreement of both the Company and Mr. Oviedo.

If Mr. Oviedo’s employment is involuntarily terminated by the Company for reasons other than cause, he will be entitled to 175% of his base annual salary, 175% of his target bonus and 18 months of COBRA coverage.

Brett S. Camp

Mr. Camp, 53, is a founder of the Company and has been its Vice President—Operations since 2000. Mr. Camp has 31 years experience as a professional geologist; four years at USX Corporation and 27 years at GeoMet.  Mr. Camp holds a Bachelors degree in Geology from Eastern Illinois University. Mr. Camp has over 18 years managing CBM development properties.

Under the terms of the employment agreement, Mr. Camp will be paid an annual base salary of $240,000 with a target bonus of $120,000.  The actual amount of each annual bonus will be at the sole discretion of the Compensation Committee of the Board, which will consider both corporate performance and the achievement of individual performance objectives for each fiscal year.  In addition, Mr. Camp was awarded 50,000 shares of restricted stock that will vest ratably over a three year period from the date of grant, May 14, 2012.  Mr. Camp will continue to participate in the Company’s standard employee benefit programs, including medical, dental, life and disability insurance and participation in the Company’s retirement plan.  The employment agreement has a term of three years from its effective date and may be extended by written agreement of both the Company and Mr. Camp.

If Mr. Camp’s employment is involuntarily terminated by the Company for reasons other than cause, he will be entitled to 175% of his base annual salary, 175% of his target bonus and 18 months of COBRA coverage.

The employment agreements provided to Mr. Rankin, Mr. Oviedo and Mr. Camp are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

10.1	Rankin Amended and Restated Employment Agreement dated May 14, 2012.

10.2	Oviedo Amended and Restated Employment Agreement dated May 14, 2012.

10.3	Camp Employment Agreement dated May 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)

Dated: May 18, 2012	By:	/s/ Tony Oviedo
	Name:	Tony Oviedo
	Title:	Senior Vice President, Chief Financial Officer,
Chief Accounting Officer and Controller

Exhibit Index

Exhibit Number	Title of Document

10.1	Rankin Amended and Restated Employment Agreement dated May 14, 2012.

10.2	Oviedo Amended and Restated Employment Agreement dated May 14, 2012.

10.3	Camp Employment Agreement dated May 14, 2012.